UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Report to Stockholders.

AGA Total Return Realty Plus Fund

Performance & Portfolio Discussion

Dear Shareholders,

2007 Outlook1
As we evaluate the prospects for real estate related equities in 2007, we are expecting an economic backdrop of 2.5-3.0% GDP growth, 4.5-5.0% unemployment, a controlled level of inflation (2.0-2.5%), a 10-Year Treasury coupon between 4.5-5.0%, and limited new property deliveries (1.0-2.0%). Despite relatively high valuations in most property sectors, we believe the continued flow of capital from retail and institutional investors seeking both predictable earnings and dividend growth and private equity investors seeking go-private investments will drive average total returns exceeding the 30-year REIT average of 13.6% in 2007. In 2006, approximately $5.0 billion flowed into the $92 billion REIT mutual fund market. Through January, 2007, over $1.0 billion had flowed into U.S. REIT funds.

We see the most favorable investment opportunities in the high barrier to entry coastal cities, primarily New York, Boston, Washington D.C., San Francisco, Seattle and Los Angeles. Our favorite property sectors include office, malls, luxury hotels, and high-grade apartments. We also see the entry level housing market in the early stages of a multi-year recovery.

Office2
The recovery in office property fundamentals gained significant momentum in 2006. Nationally, effective rents increased roughly 8% (representing the highest level of rent growth since 2001) while vacancy declined 120 basis points Y/Y to 13.5%. Against this improving backdrop, office REITs posted average same-property net operating (NOI) growth of 2.8% versus -0.4% in 2005. We expect continued improvement in office fundamentals in 2007, with effective rent of 5-6% and a further 50-100 bps decline in vacancy. We believe that high barrier coastal markets will enjoy substantially higher rent growth and vacancy declines. Meanwhile, high construction costs have kept development in check and we expect less than a 2% increase in office supply during 2007. The favorable office environment has not gone unnoticed. Private equity interest in high quality office properties has never been higher, as evidenced by Blackstone’s high profile $40+ billion privatization of the largest U.S. office REIT, Equity Office Properties (EOP). We do not expect private equity interest to abate in 2007, keeping capitalization rates near (or even below) their current levels. Given improving fundamentals, accelerating NOI growth, and stable to declining cap rates, we remain overweight the office sector in our portfolio. Our holdings are concentrated in companies with substantial exposure to the high barrier markets of New York, Washington D.C., San Francisco and Los Angeles.

Annual Report - 1

Malls
We believe the mall sector represents one of the most attractive relative values in the public real estate arena. Over the past 18 months, driven largely by fears of a weakening consumer, mall REIT valuations have trailed their office and apartment peers. We expect this valuation gap to close in 2007, as investors begin assigning the 4.5-5.0% capitalization rates to mall assets (currently 5.5-6.5%), resulting in Net Asset Value (NAV/share) increases of 15-25% over the next 12 months. We are expecting these companies to generate highly predictable 3.0-4.0% same store NOI growth, with additional earnings contribution from development and redevelopment activities.

Luxury Hotels3
Lodging fundamentals in 2006 were very healthy with industry-wide RevPAR increasing 7.4% (now up 24% since 2004). Industry-wide supply growth remained benign at 0.6%. While we expect supply growth to increase to 2.0-3.0% in the budget and mid-level hotel segments of the hotel industry in 2007, we are predicting less than 0.5% supply growth in the urban and destination resort luxury categories. Limited supply growth and steady demand should result in RevPar growth of 8-10% which, coupled with continued margin improvement (150 bps), should comfortably fuel 15-20% earnings growth for the luxury owners this year. Along with office, private equity interest in hotels is on the rise, which we also expect to put upward pressure on the shares of luxury asset owners.

Apartments4
As we anticipated, 2006 was a very good year for apartment fundamentals. Solid employment and wage growth, limited new supply and low home affordability gave the apartment sector a significant push. National vacancy declined 100 basis points Y/Y to 5.4%, its lowest level since 2001. Effective rent growth reached a 5-year high of 4.2% during 2006. Our expectations for 2007 are more tempered. We expect vacancy to remain relatively stable but believe rent growth will moderate 50-100 bps. Low long term interest rates should spur new apartment construction, but completions should equal only 1-2% of existing stock in 2007 and an even lower level in coastal markets. While it will be difficult for apartment REITs to replicate the 8% same-property NOI growth they posted in 2006, we still expect a very robust 5-7% group average in 2007. Like office, private equity has been drawn to high quality apartment properties due to their dynamic rent growth, resulting in significant cap rate compression (particularly in high barrier markets). With NOI levels still growing at a healthy clip, we believe there is significant opportunity for net asset value creation in 2007.

Homebuilders
While it is far too early to be predicting a near-term recovery in the homebuilding industry, we are seeing early signs of stabilization some markets, particularly in the owner occupied, entry level segment. In the last three months, we believe we have seen inflection points in several important surveys and indicators including the NAHB Housing Market Indicator, ISI Homebuilders Sales Survey, MBA Purchase Application Index and homebuilder cancellation rates. While we expect land and option write-offs and negative order trends to plague most builders’ earnings in the first half of 2007, we have recently begun accumulating shares of builders that we believe will be the earliest beneficiaries of a modest acceleration in new home sales (which we expect to see in the second half of 2007.

2 - Annual Report

AGA Total Return Realty Plus Fund

Global Real Estate
We believe global real securities represent a very attractive investment opportunity and we continue to aggressively expand our research expertise in foreign real estate markets. In 2006, we attended major global real estate conferences in London and Tokyo and toured real estate assets on six continents. Global real estate securities posted very impressive 2006 total returns with Singapore, the UK and Continental Europe leading the pack. We expect strong returns in 2007 driven by healthy earnings growth (8-10%), attractive dividend yields (3-4%) and the continued re-rating of valuations as capitalization rates continue to decline modestly and robust fund flows into the sector further compress risk premiums across countries. Broadly speaking, for 2007 we are most bullish on real estate securities in the UK, Japan, Hong Kong (selectively) and emerging markets (Latin America, Eastern Europe and parts of Asia). We continue to see very attractive individual investment opportunities in Singapore, Continental Europe and Australia, although view these regions as more fairly valued.

Short Interest
Given the continued inflow of capital from mutual and pension funds to the real estate securities sector, and the insatiable private equity appetite for commercial real estate assets (no matter how poorly run), we have kept short sale activity to a minimum during the last 2-3 months. We expect to identify and initiate short positions in selected companies when we believe valuations have become unsustainably high, capital flows are slowing, real estate fundamentals are weakening, and/or management teams are on the verge of a significant blunder.

Thank you for being a part of our inaugural investment year. Please feel free to contact us with any questions.

Warm Regards

Jay Leupp
Portfolio Manager
AGA Total Return Realty Plus Fund

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results.

Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 888-884-8482.

1	Simfund and AMG Data Services.
2	REIS, CB Richard Ellis, and Company reports.
3	Smith Travel Research.
4	REIS and Company reports

Annual Report - 3

Sector Allocation
At December 31, 2006 (Unaudited)

* Cash equivalents and other assets less liabilities.

Performance Summary

	CUMULATIVE RETURNS
(As of December 31, 2006)	1 MOS	3 MOS	INCEPT[1]

AGA Total Return Realty Plus Fund
- Class A	1.70%	11.37%	11.26%
- Class A Load	-4.17%	4.96%	4.86%
AGA Total Return Realty Plus Fund
- Class K	1.60%	11.28%	10.95%

MSCI US REIT Index[2]	-1.83%	9.31%	18.22%

1.	The AGA Total Return Realty Plus Fund’s inception date was July 3, 2006.
2.
The MSCI US REIT Index broadly and fairly represents the equity REIT opportunity set with proper investablilty screens to ensure that the index is investable and replicable. The index represents approximately 85% of the US REIT universe.

The above index are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482.

4 - Annual Report

AGA Total Return Realty Plus Fund

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, and Foreign Investment risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

AGA Total Return Realty Plus Fund advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use: March 1, 2007

Annual Report - 5

Growth of $10,000

Class A

Class K

6 - Annual Report

AGA Total Return Realty Plus Fund

Shareholder Expense Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 3, 2006* to December 31, 2006).

Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% and 1.95% for Class A and Class K, respectively per the advisory agreement. Although the fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the fund’s transfer agent. If you request a redemption be made by wire transfer, currently, the fund’s transfer agent charges a $15.00 fee. Investment Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the fund invests in addition to the expenses of the fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs). However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report - 7

Actual Returns vs. Hypothetical Returns

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 7/3/06*	Value 12/31/06	7/3/06* - 12/31/06**
Class A Actual **	$1,000	$1,113	$7.81
Class A Hypothetical (5% annual
return before expenses)	$1,000	$1,017	$7.46

Class K Actual**	$1,000	$1,110	$10.14

Class K Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$9.69

*	Inception date of the fund was July 3, 2006.
**
Expenses are equal to the fund’s annualized expense ratio for the period July 3, 2006 through December 31, 2006 of 1.50% and 1.95% for Class A and Class K, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

8 - Annual Report

AGA Total Return Realty Plus Fund

FINANCIAL STATEMENTS

Financial Statements as of
December 31, 2006
•	Schedule of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statement of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements
•	Report of Independent Registered
Public Accounting Firm
•	Trustees & Officers
•	Approval of Investment Advisory
Agreement

Annual Report - 9

Schedule of Investments
at December 31, 2006

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (a) - 64.8%
APARTMENTS - 13.4%

Apartment Investment & Management Co. - Class A	105	$5,882
Archstone-Smith Trust	65	3,784
AvalonBay Communities, Inc.	30	3,901
Essex Property Trust, Inc	45	5,816
		19,383
HEALTH CARE - 4.7%
Health Care Property Investors, Inc.	35	1,289
Ventas, Inc.	130	5,502
		6,791
INDUSTRIAL - 3.2%
ProLogis	75	4,558

LODGING - 3.8%
Host Marriot Corp.	200	4,910
Sunstone Hotel Investors, Inc.	20	535
		5,445
MORTGAGE - 7.6%
Impac Mortgage Holdings, Inc.	320	2,816
iStar Financial, Inc.	80	3,826
Redwood Trust, Inc.	75	4,356
		10,998
OFFICE - 16.0%
Brookfield Properties Corp.	34	1,337
PS Business Parks, Inc	50	3,535
SL Green Realty Corp.	47	6,241
Thomas Properties Group, Inc	370	5,909
Vornado Realty Trust	50	6,075
		23,097
RETAIL - 6.2%
General Growth Properties, Inc.	123	6,424
Simon Property Group, Inc.	25	2,532
		8,956
SPECIALTY - 9.9%
American Land Lease Inc.	215	5,700
Arizona Land Income Corp. - Class A	500	7,150

The accompanying notes are an integral part of these financial statements.
10 - Annual Report

AGA Total Return Realty Plus Fund

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (a) - 64.8% (continued)

SPECIALTY - 9.9% (continued)
Public Storage, Inc.	15	$1,462
		14,312
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $85,025)		93,540

COMMON STOCKS (a) - 34.6%

GLOBAL - 4.6%
Genesis Land Development Corp. *	1,300	5,044
Melcor Developments Ltd.	100	1,573
		6,617
HOME BUILDERS - 6.5%
D.R. Horton, Inc.	150	3,973
KB Home	50	2,564
M.D.C. Holdings, Inc.	50	2,853
		9,390
HOME IMPROVEMENT RETAIL - 8.2%
The Home Depot, Inc.	132	5,301
Lowe’s Cos., Inc.	210	6,541
		11,842
LODGING REAL ESTATE OPERATING COMPANIES (REOC’S) - 6.5%
Orient-Express Hotels, Ltd. - Class A	80	3,786
Starwood Hotels & Resorts Worldwide, Inc.	90	5,625
		9,411
REAL ESTATE SERVICES - 8.8%
HomeBanc Corp.	1,570	6,641
Move, Inc.*	1,100	6,061
		12,702
TOTAL COMMON STOCKS
(Cost $47,964)		49,962

TOTAL INVESTMENT SECURITIES - 99.4%
(Cost $132,989)		143,502

Other Assets in Excess of Liabilities - 0.6%		927

TOTAL NET ASSETS - 100.00%		$144,429

(a)	The fund is primarily invested in the Real Estate Sector and therefore is subject to additional risks. See Note 1 in the Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.
Annual Report - 11

Statement of Asset and Liabilities
at December 31, 2006

ASSETS
Investments in securities, at value (cost $132,989) (Note 2)	$143,502
Cash	497
Receivables:
Dividends and interest	682
Total assets	144,681

LIABILITIES
Payables:
Investment advisory fees	141
Administration fees	41
Distribution fees	70
Total liabilities	252

NET ASSETS	$144,429

COMPONENTS OF NET ASSETS
Paid-in capital	$132,769
Accumulated net realized gain on investments	1,147
Net unrealized appreciation on investments	10,513
Net assets	$144,429

Class A:
Net assets	$55,623
Shares issued and outstanding (unlimited number of
shares authorized without par value)	5,030
Net asset value and redemption price per share	$11.06
Maximum offering price per share(1)	$11.73

Class K:
Net assets	$88,806
Shares issued and outstanding (unlimited number of
shares authorized without par value)	8,041
Net asset value, offering price, and redemption price per share	$11.04

(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales load of 5.75%.

The accompanying notes are an integral part of these financial statements.
12 - Annual Report

AGA Total Return Realty Plus Fund

Statement of Operations
For the Period July 3, 2006* to December 31, 2006

INVESTMENT INCOME
Dividends (net of $4 foreign withholding tax)	$1,324
Interest	23
Total investment income	1,347

EXPENSES (Note 3)
Investment advisory fees	664
Distribution and shareholder servicing fees - Class K	70
Administration fees - Class A	63
Administration fees - Class K	125
Total expenses	922
Net investment income	425

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,491
Change in net unrealized appreciation on investments	10,513
Net realized and unrealized gain on investments	12,004
Net increase in net assets resulting from operations	$12,429

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.
Annual Report - 13

Statement of Changes in Net Assets

For the Period
July 3, 2006* to
December 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$425
Net realized gain on investments	1,491
Change in net unrealized appreciation on investments	10,513
Net increase in net assets resulting from operations	12,429
DISTRIBUTION TO SHAREHOLDERS
From net investment income:
Class A	(330)
Class K	(439)
Total distributions to shareholders	(769)
CAPITAL SHARE TRANSACTIONS
Class A:
Shares sold	50,000
Shares issued in reinvestment of distributions	330
Shares redeemed	—
Net increase in net assets derived from Class A capital share transactions	50,330
Class K:
Shares sold	82,000
Shares issued in reinvestment of distributions	439
Shares redeemed	—
Net increase in net assets derived from Class K capital share transactions	82,439
Total increase in net assets from capital share transactions	132,769
Total increase in net assets	144,429
NET ASSETS
Beginning of period	—
End of period	$144,429

	For the Period
	July 3, 2006* to
CAPITAL SHARE ACTIVITY	December 31, 2006
Class A:	Shares	Value
Shares sold	5,000	$50,000
Shares issued in reinvestment of distributions	30	330
Shares redeemed	—	—
Net increase	5,030	$50,330

Class K:
Shares sold	8,001	$82,000
Shares issued in reinvestment of distributions	40	439
Shares redeemed	—	—
Net increase	8,041	$82,439

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.
14 - Annual Report

AGA Total Return Realty Plus Fund

Financial Highlights
For a capital share outstanding throughout the period

Period Ended
December 31,
CLASS A	2006(1)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.08
Net realized and unrealized gain on investments	1.05
Total from investment operations	1.13

LESS DISTRIBUTIONS
From net investment income	(0.07)
Total distributions	(0.07)
Net asset value, end of period	$11.06
Total return without sales load	11.26%^
Total return with sales load	4.86%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	$55,623

RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.50%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	1.53%+

Portfolio turnover rate	69%^

(1)  The fund commenced operations on July 3, 2006.

^    Not annualized

+   Annualized

The accompanying notes are an integral part of these financial statements.
Annual Report - 15

Financial Highlights
For a capital share outstanding throughout the period

Period Ended
December 31,
CLASS K	2006(1)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.05
Net realized and unrealized gain on investments	1.04
Total from investment operations	1.09

LESS DISTRIBUTIONS
From net investment income	(0.05)
Total distributions	(0.05)
Net asset value, end of period	$11.04
Total return	10.95%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	$88,806

RATIO OF EXPENSES TO AVERAGE NET ASSETS	1.95%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	1.51%+

Portfolio turnover rate	69%^

(1)	The fund commenced operations on July 3, 2006.

^	Not annualized.

+      Annualized.

The accompanying notes are an integral part of these financial statements.
16 - Annual Report

AGA Total Return Realty Plus Fund

Notes to the Financial Statements
December 31, 2006

1. Organization

The AGA Total Return Realty Plus Fund (the “Fund”) is a non-diversified series of Marketocracy Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on July 20, 1999. The Fund commenced operations on July 3, 2006.

The Fund offers Class A and Class K shares. Class A shares are sold with a front-end sales charge. Class K shares have no sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and other expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund’s primary objective is long-term total return, and its secondary investment objective is current income. In seeking these objectives, the Fund invests at least 80% of its managed assets in U.S. and non-U.S. realty securities (e.g. real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and exchange traded funds (“ETFs”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price on such day,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct. Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges. With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Annual Report - 17

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate. However, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments. As of December 31, 2006 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. Class A shares are sold with a front-end sales charge of 5.75%. For Class K shares, the offering and redemption price per share is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Real Estate Investments Trust Securities
The Fund has made certain investments in real estate investment trusts (“REITs”) which makes distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distribution. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by the REITs. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital. Management does not estimate the tax character of REIT distributions for which actual information has not been reported. At December 31, 2006, the Fund had undistributed net investment income of which a portion or all of the undistributed net investment income could be return of capital or reclassified to capital gains.

18 - Annual Report

AGA Total Return Realty Plus Fund

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

New Accounting Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No.48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

Annual Report - 19

Reclassification of Capital Accounts
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the period ended December 31, 2006, the Fund decreased accumulated realized gains by $344 and increased net investment income by $344.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2006 are summarized below:

Purchases	$181,056
Sales	$ 49,177

There were no purchases or sales of long-term U.S. Government securities.

At December 31, 2006, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Unrealized appreciation	$12,319
Unrealized depreciation	$(1,838)
Net unrealized appreciation on investments	$10,481

At December 31, 2006, the cost of investments for federal income tax purposes was $133,021. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies.

4. Fees and Expenses

Advisory Fees - The investment adviser for the Fund is Alesco Global Advisors LLC (“AGA” or the “Adviser”). The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees. The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

The Fund’s investment adviser receives an investment advisory and management fee from the Fund at the annual rate of 1.25% of the average daily net assets of the Fund. For the services provided by the Adviser under the Advisory Agreement, the Adviser has contractually agreed that the Fund’s total annual operating expenses for Class A will be 1.50%, of the Class A’s average daily net assets up to $200 million, 1.45% of such assets from $200 million to $500 million, 1.40% of such assets from $500 million to $1 billion and 1.35% of such assets in excess of $1 billion; and similarly for Class K will be 1.95%, of the Class K’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion. However, such agreements do not extend to the Fund’s expenses, currently estimated to be up to 0.05% of such assets for the coming fiscal year, due to holding or carrying the Fund’s securities, including expenses of dividends on stock borrowed to cover a short sale or interest, fees or other charges incurred in connection with any leverage and related borrowings, which are paid by the Fund. This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.

20 - Annual Report

AGA Total Return Realty Plus Fund

Administration Fees - The Trust has entered into a separate contract with AGA wherein AGA is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”). Under the Administration Agreement, AGA oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. AGA also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, AGA is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder. AGA has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by AGA under the Administration Agreement, AGA receives an annual compensation for Class A of 0.25%, of the Class A’s average daily net assets up to $200 million, 0.20% of such assets from $200 million to $500 million, 0.15% of such assets from $500 million to $1 billion and 0.10% of such assets in excess of $1 billion, and for Class K will be 0.45%, of the Class K’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, respectively, for Fund administration duties. From this compensation, the Fund’s administrator will pay all expenses of the Fund except brokerage fees (including commissions, mark ups and mark downs), annual account fees for margin accounts, foreign tax withholdings, and expenses due to holding or carrying the Fund’s securities, including expenses of dividends on stock borrowed to cover a short sale or interest, fees or other charges incurred in connection with any leverage and related borrowings, which are paid by the Fund.

Distribution Fees - Rafferty Capital Markets, Inc. (the “Distributor”) serves as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class K shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual of 0.25% of the average daily net assets of class K shares. No distribution or shareholder serving fees are paid by class A shares. These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities. For the period ended December 31, 2006, Class K shares of the Fund incurred $70 in distribution fees.

AGA has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist AGA in providing executive, administrative and regulatory services to the Fund. AGA (not the Fund) pays the Transfer Agent’s fees for these services.

Annual Report - 21

5. Distributions to Shareholders

The tax character of distributions paid during the period ended December 31, 2006 for the Fund was as follows:

Ordinary income	$769

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$10,481
Undistributed ordinary income	986
Undistributed long-term capital gain	193
Total distributable earnings	1,179
Total accumulated earnings	$11,660

22 - Annual Report

AGA Total Return Realty Plus Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Marketocracy Funds and
Shareholders of AGA Total Return Realty Plus Fund

We have audited the accompanying statement of assets and liabilities of AGA Total Return Realty Plus Fund (the “Fund”), a series of Marketocracy Funds, including the schedule of investments, as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period July 3, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AGA Total Return Realty Plus Fund as of December 31, 2006, the results of its operations, the changes in net assets, and the financial highlights for the period July 3, 2006 through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2007

Annual Report - 23

Federal Tax Information (Unaudited)

For the Fiscal year ended December 31, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 28.83%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2006, was 27.1%.

The percent of ordinary income distributions designated as interest related dividends applicable to foreign shareholders only for the fiscal year ended December 31, 2006, was 0.86%.

Pursuant to Section 871(k)(2)( C) of the Internal Revenue Code, the designation of short-term capital gains applicable to foreign shareholders is 42.13%.

24 - Annual Report

AGA Total Return Realty Plus Fund

This Page Is Intentionally Blank

Annual Report - 25

AGA Total Return Realty Plus Fund

Trustees and Officers (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.

Independent Trustees			Independent Trustees
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Funds in Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee

Arthur L. Roth	Chairman and Trustee	Indefinite Term Since	Retired. Principal, Arthur L.	2	Not Applicable
1200 Park Place, Suite 100		December 1999	Roth & Company Management
San Mateo, CA 94403			Consultation (1979 - 1991)
Age: 81

William J. Scilacci	Trustee	Indefinite Term Since	Retired. President, Bank of Santa	2	Director, Bank of Santa
1200 Park Place, Suite 100		December 1999	Clara. (1982 - 1993)		Clara (1973-2000)
San Mateo, CA 94403
Age: 82

Ashley E. Boren	Trustee	Indefinite Term Since	Executive Director, Sustainable	2	Robert and Patricia
1200 Park Place, Suite 100		August 2004	Conservation, a nonprofit		Switzer
San Mateo, CA 94403			environmental organization		Foundation
Age: 45			(1997 - Present)		(2002 - Present)

Interested Trustees and Officers			Interested Trustees and Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Funds in Complex overseen by Trustee or Officer	Other Directorships Held by Trustee

Kendrick W. Kam	Trustee, President and	Indefinite Term Since	CEO, Marketocracy, Inc.	2	Not Applicable
1200 Park Place, Suite 100	Treasurer	December 1999	(1999 - Present); President,
San Mateo, CA 94403			Marketocracy Capital Management
Age: 46			LCC
(2000 - 2001, 2005 - Present);
Vice President, Marketocracy
Capital Management LCC
(2001 - 2005); President,
Ingenuity Capital Management LLC
(1999 - Present)

Erin La Porte	Secretary	Indefinite Term Since	Compliance Officer, U.S.	2	Not Applicable
615 East Michigan Street		August 2006	Bancorp Fund Services, LLC
Milwaukee, WI 53202			(2001 - Present)
Age: 27

26 - 27 Annual Report

Approval of Investment Advisory Agreement (Unaudited)

Excerpt from November 9, 2005 Board of Trustees Meeting Minutes of material factors and conclusions regarding the approval of investment advisory agreement between Fund and Trust.

WHEREAS, the Board requested and evaluated, and Alesco Global Advisors LLC (“AGA”) and U.S. Bancorp Fund Services, LLC (“USBFS”) furnished, such information concerning AGA and the AGA Total Return Realty Plus Fund (“Realty Fund”) Advisory Agreement as the Board has deemed reasonably necessary to evaluate the terms and conditions of such Realty Fund Advisory Agreement, including without limitation information concerning AGA’s brokerage practices and use of soft dollar credits generated by the Realty Fund’s portfolio securities brokerage transactions;

WHEREAS, in fulfilling the requirements of Section 15(c) of the 1940 Act for evaluating and approving the Realty Fund Advisory Agreement, the Board considered the following material factors:

(i)	The nature, extent and quality of the advisory services that AGA would provide;

(ii)	The costs of the advisory services AGA would provide and the profits AGA and its affiliates likely would realize from the relationship AGA will have with the Realty Fund;

(iii)
The extent to which the Fund would realize economies of scale as the Realty Fund grows and whether advisory fee levels would reflect those economies of scale to the benefit of the Realty Fund’s shareholders;

(iv)
A comparison of the services AGA would render and the amounts the Realty Fund would pay under the Realty Fund’s Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other registered investment companies;

(v)	Any benefits AGA would derive from its advisory relationship with the Realty Fund such as

(A)	Soft dollar arrangements by which broker-dealers would provide research to the Realty Fund or AGA in return for AGA allocating Realty Fund brokerage to such broker-dealers,

(B)	The Realty Fund Administration Agreement, or

(C)	The Realty Fund’s Class K 12b-1 Plan;

(vi)	The appropriateness of the advisory fees the Realty Fund would pay to AGA; (vii) The nature of the Realty Fund’s proposed investments; (viii) The changing climate in the financial services industry;

(ix)
The risks AGA would assume in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Realty Fund, or AGA, for AGA’s failure to comply;

(x)	The volatility of the financial markets and, thus, of advisory fee income; and

(xi)	The Realty Fund’s need to provide sufficient incentives to the owners and employees of AGA in light of the foregoing considerations;

28 - Annual Report

AGA Total Return Realty Plus Fund

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the Realty Fund Advisory Agreement, the Board came to the following conclusions regarding the foregoing material factors:

(i)	(A)
The nature and extent of the advisory services AGA would provide are within the usual and customary range of advisory services that other investment advisers provide for mutual funds generally (the Board noted that the terms and conditions of the Realty Fund Advisory Agreement are exactly the same as the terms of the Masters 100 Fund Advisory Agreement except for the former’s lower advisory fee), and

(B)	The projected quality of AGA’s services would appear to be high, for personnel experienced and highly regarded in the real estate equity securities industry would provide them;

(ii)	AGA’s projected costs in providing its investment advisory services appear to be reasonable in view of AGA’s start up nature;

(iii)
As the Realty Fund grows, the Realty Fund’s proposed advisory fee breakpoints and expense limitations would reflect the economies of scale to the benefit of the Realty Fund’s shareholders as they are approximately the same as the breakpoints for the Fund;

(iv)
The comparison of AGA’s proposed investment advisory fees of 1.25% of the Realty Fund’s average annual net assets to fees charged by the investment advisers of the mutual funds in the Realty Fund’s Lipper Real Estate Funds category indicated that

(A)	AGA’s advisory fee level would be among the highest, if not the very highest, for such category, the category average being 0.805% of average annual net assets, but

(B)
Despite having such a high level of investment advisory fees, the Realty Fund’s total annual fund operating expenses of 1.50% for Class A shares (high 2nd quartile), and 1.95% for the Class K shares (high 3rd quartile), of the average annual net assets of such class, nevertheless would be near (i.e., slightly lower and slightly higher, respectively, than) the average for such category, which was 1.788% of average annual fund net assets;

(v)	AGA would derive benefits from its advisory relationship with the Realty Fund:

(A)
Of 0.25% of the Realty Fund’s Class A, and 0.45% of the Realty Fund’s Class K, average annual net assets through providing administrative serves to the Realty Fund pursuant to the Realty Fund Administration Agreement, and

(B)
Through soft dollar arrangements by which broker-dealers will provide research to the Realty Fund and AGA in return for allocating Realty Fund brokerage but only to a modest extent primarily due to the relatively low projected portfolio turnover ratio and modest projected asset size of the Realty Fund;

(vi)	The investment advisory fees the Realty Fund would pay AGA would be appropriate given the nature, extent and quality of the advisory services AGA would provide;

(vii)	The Realty Fund’s investments would in a very specialized industry, real estate, which would require specialized knowledge and experience in investing in such industry;

Annual Report - 29

(viii)
The changing regulatory climate in the financial services industry resulting from the mutual fund and insurance industry scandals over the past few years has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(ix)
The risks AGA would assume for complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Realty Fund, or AGA, for AGA’s failure to comply, are significantly higher than in the past as a result of the myriad regulatory initiatives resulting from the mutual fund and insurance industry scandals over the past few years;

(x)
The volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years as a result of terrorist attacks, Middle East conflicts and natural disasters; and

(xi)
The Realty Fund’s need to provide sufficient incentives to the owners and employees of AGA in light of the foregoing considerations is significant given the specialized nature of the Realty Fund’s proposed investments and AGA’s personnel are experienced and highly regarded in the real estate equity securities industry;

WHEREAS, in fulfilling the requirements of Section 15(c) of the 1940 Act for evaluating and approving the Realty Fund Advisory Agreement, the Board did not consider AGA’s past investment performance or compare such past performance to appropriate benchmarks or other mutual funds with similar investment objectives because AGA is a new investment adviser with no directly comparable performance record of its own, and although AGA principals are highly sophisticated and highly regarded securities analysts in the real estate equities industry, they have not before actually managed investment portfolios such as the Realty Fund professionally;

WHEREAS, the Board finds that the terms of the proposed Realty Fund Advisory Agreement between AGA and the Trust on behalf of the Realty Fund are fair and reasonable; and

WHEREAS, in connection with its evaluation and approval of the Realty Fund Agreements and the Realty Fund Plans, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the Realty Fund Agreements and the Realty Fund Plans, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

NOW, THEREFORE, BE IT RESOLVED, that the proposed Realty Fund Advisory Agreement between AGA and the Trust on behalf of the Realty Fund, substantially in the form presented at the Meeting, be, and it hereby is, authorized and approved; and it is

FURTHER RESOLVED, that the compensation payable to AGA under the Realty Fund Advisory Agreement be, and it hereby is, authorized and approved; and it is
FURTHER RESOLVED, that each of the officers of the Trust be, and each hereby is, authorized and directed to enter into and execute the Realty Fund Advisory Agreement, with such non-material changes not increasing compensation as the officer, in consultation with legal counsel, may deem appropriate or as may be required to conform with the requirements of any applicable statute, regulation or regulatory body.

30 - Annual Report

AGA Total Return Realty Plus Fund

Privacy Policy
Marketocracy Funds

Marketocracy Funds recognizes and respects your privacy expectations. We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed.

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions, and to the Funds’ investment advisers and their affiliates. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

From time to time, we may also share your personal or financial information with another company that may have financial products or services of interest to you. We recognize that not all shareholders appreciate receiving information from other companies about products or services that may interest them. You may instruct Marketocracy Funds not to share your information with other companies for this purpose.

To request that your information not be shared (an Opt Out Request), please call us toll-free at 888-884-8482, or send a written request, including your name, address and social security number to:

Marketocracy Funds
c/o US Bancorp Fund Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Annual Report - 31

Availability of Quarterly Portfolio Schedule

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482. Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov. Due to the Fund commencing operations on July 3, 2006, there are no proxy voting documents available.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available on the Fund’s website at the Securities and Exchange Commission’s website at http://www.sec.gov.

32 - Annual Report

AGA Total Return Realty Plus Fund

Investment Adviser/Administrator
Alesco Global Advisors LLC
400 South El Camino Real, Suite 1250
San Mateo, CA 94402

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY 11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds. To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity. The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2006
Audit Fees	$10,000
Audit-Related Fees	-
Tax Fees	$3,500
All Other Fees	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2006
Registrant	-
Registrant’s Investment Adviser	$10,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Marketocracy Funds

By (Signature and Title)*

                                     Kendrick W. Kam, President & Treasurer

Date ________March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

                                                        Kendrick W. Kam, President & Treasurer

Date                    March 8, 2007

* Print the name and title of each signing officer under his or her signature.